LAN01-21799



              Caterpillar Financial Services Corporation

                            $1,000,000,000

                           Debt Securities

                        Distribution Agreement


                                             July 21, 1994


     Goldman, Sachs & Co.,
     85 Broad Street,
     New York, New York 10004.

     Merrill Lynch & Co.,
     Merrill Lynch, Pierce, Fenner & Smith Incorporated,
     Merrill Lynch Headquarters,
     North Tower,
     World Financial Center,
     New York, New York 10281-1323.

     Lehman Brothers Inc.,
     3 World Financial Center,
     New York, New York 10285.

     Dear Sirs:

               Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), proposes to issue and sell its debt securities (the "Securities") in an aggregate principal amount of up to $1,000,000,000 or its equivalent in foreign currencies or currency units and agrees with Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Special Securities Inc.) (each individually an "Agent", and collectively the "Agents") as set forth herein. Subject to the terms and conditions stated herein, the Company hereby
     (i) appoints each of the Agents as an agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any of the Agents as principal for resale to others, it will enter into a separate agree-ment, which may be a written agreement, substantially in the form of Annex I hereto or an oral agreement confirmed in writing by such Agent (each a "Terms Agreement") relating to such sale in accordance with Section 2(b) hereof.

               The terms and rights of the Securities shall be as specified in or established pursuant to the indenture, dated as of April 15, 1985, as supplemented to the date hereof (the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Annex II or as otherwise agreed upon and, if applicable, will be specified in a related Terms Agreement.

               1. The Company represents and warrants to, and agrees with, you that:

               (a) A registration statement on Form S-3 (Regis-tration No. 33-54239) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to you, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein (except for any statements in such documents which are deemed under Rule 412 under the Securities Act of 1933, as amended (the "Act"), not to be incorporated by reference in such Prospectus), and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Pre-liminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supple-ment to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented (including any applicable supplement to the Prospectus that sets forth the terms of a particular issue of the Securities (a "Pricing Supplement")) to relate to Securities sold pursuant to this Agreement, in the form in which it is filed with, or transmitted for fil-ing to, the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing or mailing);

               (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regula-tions of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circum-stances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

               (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will con-form, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, con-tain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

               (d) Neither the Company nor any of its subsid-iaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its consolidated business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries (other than debt incurred in the ordinary course pursuant to the Company's medium-term note program) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contem-plated in the Prospectus;

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial property;

               (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of such shares are owned directly or indirectly by Caterpillar Inc., a Delaware corporation ("Caterpillar"), free and clear of all liens, encumbrances, security interests or claims;

               (g) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolv-ency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to the Securities;

               (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Caterpillar is a party or by which the Company or Caterpillar is bound or to which any of the property or assets of the Company or Caterpillar is subject, including the Support Agreement, dated as of December 21, 1984, between the Company and Caterpillar, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Caterpillar or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or quali-fications as may be required under state securities or Blue Sky laws in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principals, as the case may be, both in the manner contemplated hereby; and

               (i) Except as set forth in the Prospectus, there is no action, suit or proceeding to which the Company or any of its subsidiaries is a party pending before or brought by any court, arbitrator or governmental body, nor is any such action, suit or proceeding to the knowledge of the Company threatened, in respect of which, in the judgment of the Company, there is any reasonable likelihood that it will result in a material adverse change in the condition (finan-cial or other) or business, or materially affect the properties or assets, of the Company and its subsidiaries as a whole.

               2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

               The Company reserves the right, in its sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agent or Agents receiving such instructions will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed.

               The Company agrees to pay the presenting Agent (or jointly to two or more Agents if such presentation is jointly made) a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the principal amount of such Security sold:

                                              Fee as a Percentage
               Range of Maturities            of Principal Amount

          From 9 months to less than 1 year       .125
          From 1 year to less than 18 months      .150
          From 18 months to less than 2 years     .200
          From 2 years to less than 3 years       .250
          From 3 years to less than 4 years       .350
          From 4 years to less than 5 years       .450
          From 5 years to less than 6 years       .500
          From 6 years to less than 7 years       .550
          From 7 years to less than 10 years      .600
          From 10 years to less than 15 years     .625
          From 15 years to less than 20 years     .675
          From 20 years to less than 30 years     .750

     Where the term of the Security is more than 30 years, the commission shall be as agreed upon between the Company and the Agent at the time of sale.

               Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein.

               (b)  Each sale of Securities to any Agent as
     principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. Each Terms Agreement will take the form of either (i) a written agreement between you and the Company which shall be substantially in the form of Annex I hereto or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company. Any Agent's commitment to purchase Securities pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; provided that for purposes of any Terms Agreement all references in this Agreement to "you" or "the Agents" shall be deemed to refer only to the Agent or Agents party to such Terms Agreement. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each a "Time of Delivery") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof and any additional agreements pursuant to Section 5 hereof.
     In connection with any purchase of Securities by an Agent as principal, such Agent may utilize dealer groups and reallow commissions and discounts.

               For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment thereof shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

               (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Administrative Procedure attached hereto as Annex II (the "Procedure"). The provisions of the Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between you and the Company.

               (d)  Each Agent agrees, with respect to any
     Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in a composite currency, in any country issuing a currency comprising a portion of such composite currency), except as permitted by applicable law.

               3. The documents required to be delivered pur-suant to Section 6 hereof shall be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be post-poned by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which Securities are first sold hereunder, such time and date being herein called the "Closing Date."

               4.  The Company covenants and agrees with you:

               (a) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date or after the date of any Terms Agreement and prior to the related Time of Delivery which shall be dis-approved by you promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amend-ment or supplement is required by law; to make no such amendment or supplement, other than any Pricing Supplement, at any other time prior to having afforded you a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or become effective or any supple-ment to the Prospectus or any amended Prospectus (other than any Pricing Supplement relating to Securities not purchased through or by such Agent) has been filed with, or trans-mitted for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amend-ment or supplement of the Registration Statement or Prospec-tus or for additional information; and, in the event of the issuance of any such stop order or of any such order pre-venting or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b)  Promptly from time to time to take such
     action as you reasonably may request to qualify the Securi-ties for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) To furnish you with copies of the Regis-tration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Procedure), in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connec-tion with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as prin-cipal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supple-mented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circum-stances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or sup-plement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and request you to suspend solicitation of offers to purchase Securities from the Com-pany, in your capacity as agents of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, other than by any Pricing Supplement (except as provided in the Procedure), to so advise you promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospec-tus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period any Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

               (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
     158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement or a post-effective amendment thereto (within the meaning of Rule 158);

               (e) During the period when this Agreement is in effect, to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial state-ments to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consoli-dated in reports furnished to the Commission);

               (f) That, from the date of any Terms Agreement or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of
     (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by the Agent or Agents party to such Terms Agreement, and
     (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent or Agents, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substan-tially similar to the Securities;

               (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each sale of Securities to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to the Agent or Agents which are parties to such Terms Agreement that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warran-ties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

               (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be fur-nished forthwith to you a certificate of officers of the Company satisfactory to you, dated the date of such supple-ment, amendment, incorporation or Time of Delivery related to such sale, in form satisfactory to you in your reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said
     Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

               (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospec-tus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be fur-nished forthwith to you a written opinion of counsel for the Company, or other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in
     Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

               (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to an Agent as principal, the Company shall cause its independent public accountants forthwith to furnish you a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such finan-cial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or finan-cial information included or incorporated by reference therein is of such a character that, in your reasonable judgment, such letter should address such other information;

               (k) That, in the event the Company determines to solicit offers to purchase and sell the Securities to or through agents other than the Agents, the Company shall provide the Agents prompt notice of such determination; and

               (l) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in
     Section 6(a), 6(e) or 6(g) hereof shall not have been satis-fied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(g) on behalf of any such person).

               5. Unless otherwise provided in any applicable Terms Agreement, the Company covenants and agrees with you that the Company will pay or cause to be paid the following:
     (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you; (ii) the fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securi-ties for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of your counsel in connection with such quali-fication and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of prepar-ing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and dis-bursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses incurred by such Agent.

               6. The obligations of each Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of each Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Your counsel shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as you may reasonably request to enable them to pass upon such matters;

               (c) Counsel for the Company satisfactory to you shall have furnished to you their written opinion, dated the Closing Date or any applicable date referred to in Section 4(i), as the case may be, in form and substance satisfactory to you, to the effect that:

                       (i)  The Company has been duly incor-
                    porated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as des-cribed in the Prospectus;

                      (ii)  The Company's authorized capital
                    stock is as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                          (iii)  Such counsel does not know of any
                    litigation or any governmental proceeding insti-tuted or threatened against the Company or any of its consolidated subsidiaries which in such counsel's opinion would be likely to result in a judgment or decree having a material adverse effect on the business or financial position of the Company and its subsidiaries as a whole or be required to be disclosed in the Registration Statement which is not disclosed and accurately summarized in the Prospectus;

                      (iv)  This Agreement (and any applicable
                    Terms Agreement) has been duly authorized, exe-cuted and delivered by the Company;

                       (v)  The Securities have been duly
                    authorized and, when the terms of any Securities have been established in accordance with the Indenture and so as not to violate any applicable law or agreement or instrument then binding on the Company and such Securities have been duly executed, authenticated, issued and delivered by the Company, such Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus;

                      (vi)  The Indenture has been duly autho-
                    rized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforce-ment, to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally, and to general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Indenture has been duly qualified under the Trust Indenture Act;

                          (vii)  The issue and sale of the Securi-
                    ties and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provi-sions of, or constitute a default under, any agreement or instrument known to such counsel to which the Company or Caterpillar is a party or by which the Company or Caterpillar is bound, and which conflicts, breaches and defaults, if any, would individually or in the aggregate have a material adverse effect on the business or finan-cial position of the Company and its subsidiaries as a whole; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute of the United States of America or the State of Delaware or any rule or regulation there-under (provided that no opinion need be expressed in this paragraph as to compliance with the Act, the Trust Indenture Act, the Exchange Act, the Commodity Exchange Act (and the rules and regulations of the Commodity Futures Trading Commission thereunder) or the Delaware Securities Act, or with the Bankruptcy Code of 1978, as amended, with respect to any proceeding in which the Company is the debtor) or, to such counsel's knowledge, any order of any court or governmental agency or body of the United States of America or the State of Delaware; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, autho-rizations, registrations or qualifications as may be required under Delaware securities or Blue Sky laws in connection with the issue and sale of the Securities;

                         (viii)  The documents incorporated by
                    reference in the Prospectus (other than the finan-cial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion or belief), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder; and

                      (ix)  The Registration Statement, as of
                    the date on which any part thereof became effec-tive, and the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion or belief) complied or complies as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

               In addition, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the documents incorporated by reference in the Prospectus, they have no reason to believe that any of such documents (other than the financial statements and related schedules and other financial and statistical data therein, as to which they need express no opinion or belief), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such documents which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 of Regulation C under the 1933 Act. Further, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the Registration Statement and the Prospectus (other than the statements made in the Prospectus under the captions "Description of Notes", "Supplemental Plan of Distribution" and "Description of Debt Securities", in each case insofar as they relate to the provisions of documents therein described), they have no reason to believe that any part of the Registration Statement, insofar as relevant to the offering of the Securities, as of the date on which such part became effective, or the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial and statistical data therein, as to which they need express no opinion or be-
     lief), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Pros-pectus pursuant to Rule 412 of Regulation C under the 1933 Act; and they do not know of any contracts or other docu-ments of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

               (d) At 11:00 a.m., New York City time, on the Closing Date or on any applicable date referred to in Sec-tion 4(j), as the case may be, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated the Closing Date or such applicable date, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

               (e) (i) Neither the Company nor any of its subsidiaries shall have sustained after the date of the latest audited financial statements included or incorporated by reference in the Prospectus and (A) prior to the Closing Date, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, any such material loss or interference, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each corresponding Terms Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented and (A) prior to the Closing Date, there shall not have been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, there shall not have been any such material change or development, otherwise than as set forth or contemplated in the Prospec-tus as amended and supplemented through the date of each corresponding Terms Agreement, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

               (f) The Company shall have furnished or caused to be furnished to you a certificate of officers of the Company satisfactory to you, dated the Closing Date or any applicable date referred to in Section 4(h), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as you may reasonably request; and

               (g) During the period in which you are soliciting offers to purchase Securities, including the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the follow-ing: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment (after consultation with the Company) makes it impracticable or inadvisable to proceed with your solicita-tion of offers to purchase Securities or your purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be; or (iv) any downgrading in the rating accorded the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation or a public announcement by either such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

               7. (a) The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue state-ment of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omis-sion to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registra-tion Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in con-formity with written information furnished to the Company by you expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability results from the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirma-tion of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorpo-rated by reference) if the Company has previously furnished copies thereof to such Agent.

               (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or lia-bilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue state-ment of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue state-ment or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospec-tus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indem-nifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omis-sion so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commence-ment thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

               (d)  If the indemnification provided for in this
     Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the contributing Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, if the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the contributing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the contributing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the contributing Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the contribut-ing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the contributing Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsec-tion (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabili-ties (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e)  The obligations of the Company under this
     Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent's obligations under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

               8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as an agent for the Company, and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to pur-chase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

               9. The respective indemnities, agreements, repre-sentations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investiga-tion (or any statement as to the results thereof) made by or on behalf of any of you or the Company or any of its offi-cers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

               10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any or all Agents or by any Agent insofar as this Agreement relates to such Agent, upon the giving of written notice of such suspension or termination to the other parties hereto. In the event of any such suspension or termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a),
     Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations pro-vided in subsections (g), (h), (i) and (j) of Section 4.

               11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or regis-tered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-3000, Attention: Donald
     T. Hansen; if to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Merrill Lynch Headquarters, World Financial Center, North Tower, New York, New York 10281-1310, Facsimile Transmission No. (212) 449-2234, Attention:
     MTN Product Management; if to Lehman Brothers Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 3 World Financial Center, Twelfth Floor, New York, New York 10285, Facsimile Transmission No. (212) 528-6669 (for facsimile transmissions of less than 10 pages) or (212) 619-7165 (for facsimile transmissions of 10 pages or more), Attention:
     Medium Term Note Department; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Caterpillar Financial Services Corporation, 3322 West End Avenue, Nashville, Tennessee 37203-1071, Attention: General Counsel.

               12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in Sec-tion 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and your respective personal represen-tatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agree-ment or any Terms Agreement. No purchaser of any of the Securities through or from any of you shall be deemed a successor or assign by reason of such purchase.

               13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               14. Time shall be of the essence in this Agree-ment and any Terms Agreement.

               15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your under-standing, please sign and return to us six counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.


                                        Very truly yours,

                                        Caterpillar Financial
                                          Services Corporation



                                        By:   /s/James S. Beard
                                                 President


     Accepted in New York, New York,
     as of the date hereof:



     ___________________________
       (Goldman, Sachs & Co.)



     Merrill Lynch, Pierce, Fenner
       & Smith Incorporated


     By: _______________________



     Lehman Brothers Inc.


     By: ________________________

 ANNEX I

              Caterpillar Financial Services Corporation


                           TERMS AGREEMENT

                                             ______________, 199_


     [Goldman, Sachs & Co.,
     85 Broad Street,
     New York, New York  10004.]

     [Merrill Lynch & Co.,
     Merrill Lynch, Pierce, Fenner & Smith Incorporated,
     Merrill Lynch Headquarters,
     North Tower,
     World Financial Center,
     New York, New York  10281.]

     [Lehman Brothers Inc.,
     3 World Financial Center,
     New York, New York  10285.]

     Dear Sirs:

               Caterpillar Financial Services Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated
     July 21, 1994 (the "Distribution Agreement"), between the Company and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by such firms, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein, provided that for purposes of this Agreement all references in the Distribution Agreement to "you" or "the Agents" shall be deemed to refer to you alone. Nothing contained herein or in the Distribution Agreement shall make you an agent of the Company or make you subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of your execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

               An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore deliv-ered to you is now proposed to be filed with, or in the case of a supplement, mailed for filing to, the Commission.

               Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

          If the foregoing is in accordance with your under-
     standing, please sign and return to us        counterparts
     hereof, and upon acceptance hereof by you of this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                   Caterpillar Financial Services
                                             Corporation



                                   By:__________________________
                                          Authorized Officer



     Accepted as of the date hereof:



     [___________________________
        (Goldman, Sachs & Co.)]



     [Merrill Lynch, Pierce, Fenner
       & Smith Incorporated


     By:________________________




     [Lehman Brothers Inc.


     By:________________________]

                                        Schedule to Annex I


     Title of Purchased Securities:

          [   % Notes due         ] [Medium-Term Notes]


     Specified Currency:

     Aggregate principal amount:

          [$          or units of other Specified Currency]


     [Price to Public:]


     Purchase Price by __________________:

             % of the principal amount of the Purchased
               Securities, plus accrued interest from
               to         [and accrued amortization, if any, from
                   to         ]


          Specified funds for payment of purchase price:

          [New York Clearing House] [same day] funds


     Indenture:

          Indenture, dated as of April 15, 1985, as supplemented to the date hereof, between the Company and Morgan
               Guaranty Trust Company of New York, as Trustee.


     Maturity:

     Denominations (if other than U.S. dollars):

     Interest Rate:

          [    %]  [Specify floating rate provisions]


     Interest Payment Dates:

          [months and dates]


     [Amortizing Security:

               Initial Principal Repayment Date:

               Amortization Schedule:]

     [Interest Rate Reset:

               Optional Reset Date(s):

               Basis for Interest Rate Reset:]

     [Extension of Maturity:

               Extension Period(s):

               Final Maturity Date:

               Basis for Interest Rate [During Extension]

     Time of Delivery:


     Closing Location:


     Documents to be Delivered:

          The following documents referred to in the Distribution
               Agreement shall be delivered:

               [(1)  The officers' certificate referred to in
                    Section 4(h).]

               [(2)  The opinion referred to in Section 4(i).]

               [(3)  The accountants' letter referred to in
                    Section 4(j).]


     Syndicate Provisions:

          [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by under-writers acting with _____________________.]

     Other Provisions:

LAN 01 22767

                                                              ANNEX II


              CATERPILLAR FINANCIAL SERVICES CORPORATION

                       Administrative Procedure


               This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated July 21, 1994 (the "Distribution Agreement"), between Caterpillar Financial Services Corporation (the "Company") and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as agents of the Company (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus, as amended or supplemented, or the Indenture. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

               The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II describes pro-cedures specifically and exclusively applicable (any pro-cedure in Part I below to the contrary notwithstanding) to such Securities which are Global Securities. Part III describes procedures specifically applicable to such Securities which are Certificated Securities. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

               The Company will advise each Agent in writing of those persons representing the Company with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

               Each Security will be issued only in fully regis-tered form and will be represented by either a permanent global certificate (a "Global Certificate") delivered to the Issuing Agent, as agent for The Depository Trust Company (the "Depositary") or, a certificate issued in definitive form without coupons (a "Certificated Security") as set forth in the applicable Pricing Supplement. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

               The Company has appointed Morgan Guaranty Trust Company of New York ("Morgan Guaranty") as trustee under the Indenture (the "Trustee"), as Calculation Agent (the "Calculation Agent") and as Exchange Rate Agent (the "Exchange Rate Agent") for the Securities. In addition, the Company has appointed Morgan Guaranty as Issuing Agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securi-ties as set forth in this Administrative Procedure.


     PART I:  PROCEDURES OF GENERAL APPLICABILITY

     Posting Rates by Company:

               The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

     Acceptance of Offers by Company:

               Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent (in such capacity, a "Purchasing Agent"). The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

               The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing Agent.

     Preparation of Pricing Supplement by Company:

               If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. In addition, if Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, to the presenting agent at each of the following addresses: Merrill Lynch & Co. - Tritech Services, 4 Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, Telephone No. (908) 878-6525/26/27, Facsimile
     Transmission No. (908) 878-6530, Attention: Final Prospectus Unit/Nachman Kimerling; and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1310, Telephone No. (212) 449-7582, Facsimile Transmission No. (212) 449-2234, Attention: MTN Product Management. In addition, if Lehman Brothers Inc. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, (i) by facsimile transmission to Lehman Brothers Inc. c/o Smith Barney Shearson, Inc., Prospectus Delivery Department, Attention Andrea Springer, Facsimile Transmission No. (212) 464-6960, and (ii) to Lehman Brothers Inc., 3 World Financial Center, 9th Floor, New York, New York 10285, Attention Medium-Term Note Department. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the second business day following the earlier of the date of the deter-mination of the offering price or the date on which such Pricing Supplement is first used.

     Delivery of Confirmation and
     Prospectus to Purchaser by Selling Agent:

               The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depositary's Institutional Delivery System) or (b) the Security.

               In the case of an offering of Certificated Notes where Merrill Lynch is Selling Agent or Purchasing Agent, the Company shall supply such Agent on or prior to Settlement Date with an adequate supply of Prospectuses and Pricing Supplements at the following address: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Money Market Clearance - MTNs, 165 Broadway, 4th Floor, New York, New York 10080, Attention: David Alavarces.

     Business Day:

               "Business Day" means (a) with respect to any Note, any day that is not a Saturday or Sunday and that, in The City of New York is not a day on which banking institutions generally are authorized or obligated by law to close, and
     (b) if the Note is denominated in a Specified Currency other than United States dollars (i) not a day on which banking institutions are authorized or required by law to close in the financial center of the country issuing the Specified Currency (which in the case of Australian dollars shall be Sydney and Melbourne and in the case of ECU shall be Brussels) and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency, and (c) with respect to LIBOR Notes only, any such day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.


     PART II:  PROCEDURES APPLICABLE TO BOOK-ENTRY
               SECURITIES AND GLOBAL SECURITIES

               In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system main-tained by the Depositary, the Issuing Agent and the Trustee will perform the custodial, document control and administra-tive functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and Morgan Guaranty, as Trustee and Issuing Agent to the Depositary, dated August 27, 1993, and a Medium-Term Note Certificate Agreement, dated April 18, 1989 and amended as of October 12, 1989, between Morgan Guaranty and the Depositary (the "Certificate Agreement"), and the obligations of Morgan Guaranty as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depositary (each a "Participant") in accordance with the Depositary's customary practices and reflected in the records of such Participants or one or more indirect participants in the Depositary designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants.

     Issuance:           All Fixed Rate Securities which are
                              Book-Entry Securities and have the
                              same original Issue Date, redemption
                              provisions, Interest Payment Dates,
                              interest rate, interest payment
                              periods, Specified Currency, Stated
                              Maturity and other terms, if any
                              (collectively, the "Fixed Rate
                              Terms"), will be represented by a
                              single Global Certificate in fully
                              registered form without coupons; and
                              all Floating Rate Securities which are
                              Book-Entry Securities and have the
                              same Original Issue Date, redemption
                              provisions, Interest Payment Dates,
                              interest payment periods, Interest
                              Rate Basis or Bases, Initial Interest
                              Rate, Index Maturity, Spread or Spread
                              Multiplier, if any, Minimum Interest
                              Rate, if any, Maximum Interest Rate,
                              if any, Specified Currency, Stated
                              Maturity and other terms, if any
                              (collectively, the "Floating Rate
                              Terms"), will be represented by a
                              single Global Certificate in fully
                              registered form without coupons.

     Identification:  The Company has arranged with the
                           CUSIP Service Bureau of Standard &
                           Poor's Corporation (the "CUSIP Service
                           Bureau") for the reservation of
                           approximately 900 CUSIP numbers which
                           have been reserved for future
                           assignment and relating to Book-Entry
                           Securities, and the Company has
                           delivered to the Issuing Agent and the
                           Depositary such list of such CUSIP
                           numbers.  The Issuing Agent will
                           assign CUSIP numbers to Book-Entry
                           Securities as described below under
                           Settlement Procedure C.  The
                           Depositary will notify the CUSIP
                           Service Bureau periodically of the
                           CUSIP numbers that the Issuing Agent
                           has assigned to Book-Entry Securities.
                           The Issuing Agent will notify the
                           Company at any time when fewer than
                           100 of the reserved CUSIP numbers
                           remain unassigned to Book-Entry
                           Securities, and, if it deems
                           necessary, the Company will reserve
                           additional CUSIP numbers for
                           assignment to Book-Entry Securities.

                         Upon obtaining such additional CUSIP
                              numbers, the Company will deliver a
                              list of such additional numbers to the
                              Issuing Agent and the Depositary.
                              Book-Entry Securities having an
                              aggregate principal amount in excess
                              of $150,000,000 and otherwise required
                              to be represented by the same Global
                              Certificate will instead be
                              represented by two or more Global
                              Certificates which shall all be
                              assigned the same CUSIP number.

     Registration:       Each Global Certificate will be
                              registered in the name of Cede & Co.,
                              as nominee for the Depositary, on the
                              Security Register maintained by the
                              Trustee under the Indenture.  On the
                              first Business Day of each month, the
                              Trustee will deliver to the Company a
                              written statement indicating the total
                              principal amount of Outstanding
                              Book-Entry Securities as of the
                              immediately preceding Business Day.

     Transfers:          Transfers of interests in a Book-Entry
                              Security will be effected in
                              accordance with arrangements in effect
                              between Participants (and in certain
                              cases, one or more indirect
                              participants in the Depositary) and
                              the beneficial transferors and
                              beneficial transferees of such
                              Book-Entry Security, and the interests
                              of Participants therein will be
                              reflected as appropriate by book
                              entries made by the Depositary.

     Exchanges:          The Issuing Agent may deliver to the
                              Depositary and the CUSIP Service
                              Bureau at any time a written notice
                              specifying (a) the CUSIP numbers of
                              two or more Global Certificates (i)
                              having the same Fixed Rate Terms or
                              Floating Rate Terms, as the case may
                              be (except that Original Issue Dates
                              need not be the same), (ii) for which
                              interest (if any) has been paid to the
                              same date and (iii) which otherwise
                              constitute Securities of the same
                              series and tenor under the Indenture;
                              (b) a date, occurring at least 30 days
                              after such written notice is delivered
                              and at least 30 days before the next
                              Interest Payment Date (if any) for
                              such Book-Entry Securities, on which
                              such Global Certificates shall be
                              exchanged for a single replacement
                              Global Certificate; and (c) a new
                              CUSIP number to be assigned to such
                              replacement Global Certificate.  Upon
                              receipt of such a notice, the
                              Depositary will send to its
                              Participants (including the Issuing
                              Agent) a written reorganization notice
                              to the effect that such exchange will
                              occur on such date.  Prior to the
                              specified exchange date, the Issuing
                              Agent will deliver to the CUSIP
                              Service Bureau written notice setting
                              forth such exchange date and the new
                              CUSIP number and stating that, as of
                              such exchange date, the CUSIP numbers
                              of the Global Certificates to be
                              exchanged will no longer be valid.  On
                              the specified exchange date, the
                              Issuing Agent will exchange such
                              Global Certificates for a single
                              Global Certificate authenticated by
                              the Trustee and bearing the new CUSIP
                              number, and the CUSIP numbers of the
                              exchanged Global Certificates will, in
                              accordance with CUSIP Service Bureau
                              procedures, be retired and not
                              reassigned.  Notwithstanding the
                              foregoing, if the Global Certificates
                              to be exchanged exceed $150,000,000 in
                              aggregate principal amount, one
                              replacement Global Certificate will be
                              authenticated and issued to represent
                              each $150,000,000 of principal amount
                              of the exchanged Global Certificates
                              and an additional Global Certificate
                              will be authenticated and issued to
                              represent any remaining principal
                              amount of such Global Certificates
                              (see "Denominations" below).

     Denominations:      Book-Entry Securities denominated in
                              U.S.  dollars will be issued in
                              denominations of  $1,000 and any
                              larger denomination which is an
                              integral multiple of $1,000.  Global
                              Certificates will be denominated in
                              principal amounts not in excess of
                              $150,000,000.  If one or more
                              Book-Entry Securities having an
                              aggregate principal amount in excess
                              of $150,000,000 would, but for the
                              preceding sentence, be represented by
                              a single Global Certificate, then one
                              Global Certificate will be issued to
                              represent each $150,000,000 principal
                              amount of such Book-Entry Security or
                              Book-Entry Securities and an
                              additional Global Certificate will be
                              issued to represent any remaining
                              principal amount of such Book-Entry
                              Security or Book-Entry Securities.  In
                              such a case, each of the Global
                              Certificates representing such Book-
                              Entry Security or Securities shall be
                              assigned the same CUSIP number.

                         Book-Entry Securities denominated in
                              currencies or currency units other
                              than U.S.  dollars shall be issued in
                              the denominations set forth in the
                              relevant Pricing Supplement.

     Interest:           General.  The Depositary will arrange
                              for each pending deposit message
                              described under Settlement Procedure C
                              below to be transmitted to Standard &
                              Poor's Corporation, which will use the
                              message to include certain information
                              regarding the related Book-Entry
                              Securities in the appropriate daily
                              bond report published by Standard &
                              Poor's Corporation.

                         Notice of Interest Payments and
                              Regular Record Dates.  Promptly after
                              the amount of interest to be paid on
                              the following interest payment date is
                              determined for Book-Entry Securities
                              which are Floating Rate Notes, the
                              Issuing Agent will notify Standard &
                              Poor's Corporation of such amount of
                              interest.

     Payments of
       Principal and
       Interest:         Payments of Interest Only.  Promptly
                              after each Regular Record Date, the
                              Issuing Agent will deliver to the
                              Company and the Dividend Department of
                              the Depositary a written notice
                              specifying by CUSIP number the amount
                              of interest (if any) per $1,000
                              principal amount to be paid on each
                              Book-Entry Security on the following
                              Interest Payment Date (other than an
                              Interest Payment Date coinciding with
                              the Maturity of such Security) and the
                              total of such amounts.  The Depositary
                              will confirm the amount payable (if
                              any) on each Book-Entry Security on
                              such Interest Payment Date by
                              reference to the daily bond reports
                              published by Standard & Poor's
                              Corporation.  On such Interest Payment
                              Date, the Company will pay to the
                              Trustee, and the Trustee in turn will
                              pay to the Depositary, such total
                              amount of interest due (other than at
                              Maturity of such Security), at the
                              times and in the manner set forth
                              below under "Manner of Payment".

                         Payments at Maturity.  On or about the
                              first Business Day of each month, the
                              Trustee will deliver to the Company
                              and the Depositary, to the extent then
                              known, a written list of principal,
                              premium, if any, and interest to be
                              paid on each Book-Entry Security
                              maturing at Stated Maturity, on a
                              Repayment Date or on a Redemption Date
                              ("Maturity") in the following month.
                              The Trustee, the Company and the
                              Depositary will confirm the amounts of
                              such principal, premium (if any) and
                              interest payments with respect to each
                              such Book-Entry Security on or about
                              the fifth Business Day preceding the
                              Maturity of such Book-Entry Security.
                              At such Maturity, the Company will pay
                              to the Trustee, and the Trustee in
                              turn will pay to the Depositary, the
                              principal amount of such Book-Entry
                              Security, together with interest and
                              premium, if any, due at such Maturity,
                              at the times and in the manner set
                              forth below under "Manner of Payment".
                              Promptly after payment to the
                              Depositary of the principal, interest
                              and premium, if any, due at the
                              Maturity of all Book-Entry Securities
                              represented by a particular Global
                              Certificate, the Trustee will cancel
                              such Global Certificate.

                         Manner of Payment.  The total amount
                              of any principal, premium and interest
                              due on Book-Entry Securities on any
                              Interest Payment Date or at Maturity
                              shall be paid by the Company to the
                              Trustee, in funds immediately avail-
                              able for use by the Trustee as of 9:30
                              a.m., New York City time, on such
                              date.  The Company will make such
                              payment on such Book-Entry Securities
                              by wire transfer to the Trustee or, if
                              acceptable to the Trustee, by
                              instructing the Trustee to withdraw
                              funds from an account maintained by
                              the Company at the Trustee.  The
                              Company will confirm such instructions
                              in writing to the Trustee.  For
                              principal payments at Maturity, prior
                              to 10:00 a.m., New York City time, on
                              such Maturity or as soon as possible
                              thereafter, the Trustee will pay by
                              separate wire transfer (using Fedwire
                              message entry instructions in a form
                              previously specified by the
                              Depositary) to an account at the
                              Federal Reserve Bank of New York
                              previously specified by the
                              Depositary, in funds available for
                              immediate use by the Depositary, each
                              payment of interest, principal and
                              premium, if any, due on Book-Entry
                              Securities on such date; and for
                              interest payments, the Trustee will
                              pay the Depositary in same-day funds
                              on the Interest Payment Date in
                              accordance with existing arrangements
                              between the Trustee and the
                              Depositary.  Thereafter on each such
                              date, the Depositary will pay, in
                              accordance with its SDFS operating
                              procedures then in effect, such
                              amounts in funds available for
                              immediate use to the respective
                              Participants in whose names such
                              Book-Entry Securities are recorded in
                              the book-entry system maintained by
                              the Depositary.  Once payment has been
                              made to the Depositary, neither the
                              Company nor the Trustee shall have any
                              responsibility or liability for the
                              payment by the Depositary of the
                              principal of, or premium, if any, or
                              interest on, the Book-Entry Securities
                              to such Participants.

                         Withholding Taxes.  The amount of any
                              taxes required under applicable law to
                              be withheld from any interest payment
                              on a Book-Entry Security will be
                              determined and withheld by the
                              Participant, indirect participant in
                              the Depositary or other Person
                              responsible for forwarding payments
                              and materials directly to the
                              beneficial owner of such Book-Entry
                              Security, or as applicable laws may
                              otherwise require.

     Settlement
       Procedures:       Settlement Procedures with regard to
                              each Book-Entry Security sold by each
                              Agent, as agent of the Company, will
                              be as follows:

                         A.   After the acceptance of an offer by
                                   the Company with respect to a
                                   Book-Entry Security, the Selling
                                   Agent or Purchasing Agent, as the
                                   case may be, will communicate the
                                   following details of the terms of
                                   such offer (the "Book-Entry Sale
                                   Information") to the Company by
                                   telephone (confirmed in writing) or
                                   by facsimile transmission or other
                                   acceptable written means:

                              (1)  Principal amount of the
                                        Book-Entry Security to be
                                        purchased;

                              (2)  If a Fixed Rate Security, the
                                        interest rate;

                              (3)  Maturity Date;

                              (4)  Specified Currency and, if the
                                        Specified Currency is other
                                        than U.S.  dollars, the
                                        applicable Exchange Rate for
                                        such Specified Currency;

                              (5)  Issue Price;

                              (6)  Selling Agent's commission or
                                        Purchasing Agent's discount,
                                        as the case may be;

                              (7)  Net proceeds to the Company;

                              (8)  Settlement Date;

                              (9)  If a Security redeemable by
                                        the Company, such of the
                                        following as are applicable:

                                    (i) Redemption Date(s), and
                                   (ii) Redemption Price
                                             applicable to each
                                             Redemption Date;

                              (10) If a Security repayable at the
                                        option of the Holder, such of
                                        the following as are
                                        applicable:

                                    (i) Repayment Date(s), and
                                   (ii) Repayment Price
                                             applicable to each
                                             Repayment Date;

                              (11) If a Floating Rate Security,
                                        such of the following as are
                                        applicable:

                                    (i) Interest Rate Basis or
                                             Bases,
                                   (ii) Index Maturity,
                                  (iii) Spread or Spread
                                   Multiplier,
                                   (iv) Maximum Interest Rate,
                                    (v) Minimum Interest Rate,
                                   (vi) Initial Interest Rate,
                                  (vii) Interest Reset Dates,
                                 (viii) Calculation Dates,
                                   (ix) Interest Determination
                                        Dates
                                    (x) Interest Payment Dates,
                                   (xi) Interest Payment Period,
                                  (xii) Interest Reset Period,
                                   and
                                 (xiii) Calculation Agent;

                              (12) If an Amortizing Security:
                                   (i)  Initial Principal
     Repayment                                    Date,
                                  (ii)  Amortization Schedule;

                              (13) If Interest Rate Reset option:

                                   (i)  Optional Reset Date(s),
                                  (ii)  Basis for interest rate
     reset;

                              (14) If Extension of Maturity
     option:
                                   (i)  Extension Period(s),
                                  (ii)  Final Maturity Date,
                                 (iii)  Basis for Interest Rate
     during                                  Extension

                              (15) Original Issue Discount
                                        provisions, if any;

                              (16) Name, address and taxpayer
                                        identification number of the
                                        registered owner; and

                              (17) Denomination of certificates
                                        to be delivered at settlement;
                                        and

                              (18)      Any other terms of the
                                        Security.

                         B.   Upon receiving the Book-Entry Sale
                                   Information from the Selling Agent
                                   or the Purchasing Agent, as the
                                   case may be, the Company will
                                   advise the Issuing Agent by
                                   telephone (confirmed by facsimile
                                   or electronic transmission) of the
                                   Book-Entry Sale Information
                                   received from the Selling Agent or
                                   the Purchasing Agent, as the case
                                   may be, and the name of such Agent.

                         C.   The Issuing Agent will assign a
                                   CUSIP number to the Global
                                   Certificate representing such
                                   Book-Entry Security and will
                                   communicate to the Depositary, such
                                   Agent, Standard & Poor's
                                   Corporation and Interactive Data
                                   Corporation, through the
                                   Depositary's Participant Terminal
                                   System, a pending deposit message
                                   (the form of which has been
                                   previously furnished to the Issuing
                                   Agent by the Depositary) specifying
                                   the following settlement
                                   information:

                              1.   The Book-Entry Sale
                                        Information.

                              2.   Identification numbers of the
                                        participant accounts
                                        maintained by the Depositary
                                        on behalf of the Issuing Agent
                                        and such Agent.

                              3.   Identification as a Fixed Rate
                                        Security or a Floating Rate
                                        Security.

                              4.   Initial Interest Payment Date
                                        for such Security, number of
                                        days by which such date
                                        succeeds the related record
                                        date for Depositary purposes
                                        (or, in the case of Floating
                                        Rate Notes which reset daily
                                        or weekly, the date five
                                        calendar days preceding such
                                        Initial Interest Payment Date)
                                        and, if then calculable, the
                                        amount of interest payable on
                                        such Initial Interest Payment
                                        Date (which amount shall have
                                        been confirmed by the
                                        Company).

                              5.   CUSIP number of the Global
                                        Certificate representing such
                                        Book-Entry Security.

                              6.   Whether such Global
                                        Certificate will represent any
                                        other Book-Entry Securities
                                        issued or to be issued (to the
                                        extent then known).

                         D.   The Issuing Agent will complete and
                                   deliver to the Trustee a Global
                                   Certificate representing such
                                   Book-Entry Security in the form
                                   previously provided by the Company,
                                   and the Company will instruct the
                                   Trustee by facsimile transmission
                                   or other acceptable written means
                                   to authenticate such Global
                                   Certificate, to register such
                                   Global Certificate in the name of
                                   Cede & Co., as nominee of the
                                   Depositary, and to effect delivery
                                   thereof to the Depositary by the
                                   Issuing Agent's possession of such
                                   authenticated Global Certificate as
                                   agent for the Depositary.

                         E.   The Trustee will authenticate the
                                   Global Certificate representing
                                   such Book-Entry Security and
                                   register such Global Certificate in
                                   the name of Cede & Co., as nominee
                                   of the Depositary.  The Issuing
                                   Agent will take delivery thereof as
                                   agent for the Depositary.

                         F.   The Depositary will credit such
                                   Book-Entry Security to the
                                   participant account of the Issuing
                                   Agent maintained by the Depositary.

                         G.   The Issuing Agent will enter an
                                   SDFS deliver order through the
                                   Depositary's Participant Terminal
                                   System instructing the Depositary
                                   (i) to debit such Book-Entry
                                   Security to the Issuing Agent's
                                   participant account and credit such
                                   Book-Entry Security to the
                                   participant account of the Selling
                                   Agent or the Purchasing Agent, as
                                   the case may be, maintained by the
                                   Depositary and (ii) to debit the
                                   settlement account of the Selling
                                   Agent or the Purchasing Agent, as
                                   the case may be, and credit the
                                   settlement account of the Issuing
                                   Agent maintained by the Depositary,
                                   in an amount equal to the price of
                                   such Book-Entry Security less such
                                   Agent's commission or discount, as
                                   the case may be.  Any entry of such
                                   a deliver order shall be deemed to
                                   constitute a confirmation by the
                                   Trustee and the Issuing Agent to
                                   the Depositary that (i) the Global
                                   Certificate representing such
                                   Book-Entry Security has been issued
                                   and authenticated and (ii) the
                                   Issuing Agent is holding such
                                   Global Certificate as agent of the
                                   Depositary pursuant to the
                                   Certificate Agreement.

                         H.   The Selling Agent or the Purchasing
                                   Agent, as the case may be, will
                                   enter an SDFS deliver instruction
                                   through the Depositary's
                                   Participant Terminal System
                                   instructing the Depositary (i) to
                                   debit such Book-Entry Security to
                                   the participant account of such
                                   Agent and credit such Book-Entry
                                   Security to the participant
                                   accounts of the Participants with
                                   respect to such Book-Entry Security
                                   maintained by the Depositary and
                                   (ii) to debit the settlement
                                   accounts of such Participants and
                                   credit the settlement account of
                                   such Agent maintained by the
                                   Depositary in an amount equal to
                                   the price of such Book-Entry
                                   Security.

                         I.   Transfers of funds in accordance
                                   with SDFS deliver orders described
                                   in Settlement Procedures G and H
                                   will be settled in accordance with
                                   SDFS operating procedures in effect
                                   on the Settlement Date.

                         J.   The Issuing Agent will credit to an
                                   account of the Company maintained
                                   at the Issuing Agent, or such other
                                   account as the Company may direct
                                   in writing funds available for
                                   immediate use in the amount
                                   transferred to the Issuing Agent in
                                   accordance with Settlement
                                   Procedure G.

                         K.   The Issuing Agent will send a copy
                                   of the Global Certificate by
                                   first-class mail to the Company
                                   together with a statement setting
                                   forth the principal amount of
                                   Securities Outstanding and of
                                   Book-Entry Securities Outstanding
                                   as of the related Settlement Date
                                   after giving effect to such
                                   transaction.

                         L.   The Selling Agent or the Purchasing
                                   Agent, as the case may be, will
                                   confirm the purchase of such
                                   Book-Entry Security to the
                                   purchaser either by transmitting to
                                   the Participants with respect to
                                   such Book-Entry Security a
                                   confirmation order through the
                                   Depositary's Participant Terminal
                                   System or by mailing a written
                                   confirmation to such purchaser.

                         M.   Notwithstanding the foregoing, the
                                   Selling Agent shall in all cases
                                   take the actions described under
                                   the caption "Delivery of
                                   Confirmation and Prospectus to
                                   Purchaser by Selling Agent" in Part
                                   I of this Administrative Procedure,
                                   at the time or times specified
                                   under such caption for such
                                   actions.

     Settlement
       Procedures
       Timetable:        For orders of Book-Entry Securities
                              accepted by the Company, Settlement
                              Procedures "A" through "L" set forth
                              above shall be completed as soon as
                              possible but not later than the
                              respective times (New York City time)
                              set forth below:

                         Settlement
                         Procedure                Time

                            A        11:00 a.m.  on the
                                        trade date
                            B        12:00 Noon on the trade
                                        date
                            C         2:00 p.m.  on the
                                        trade date
                            D         3:00 p.m.  on the
                              Business Day
                                                before Settlement
                                             Date
                            E         9:00 a.m.  on
                                        Settlement Date
                            F        10:00 a.m.  on
                                        Settlement Date
                           G-H        2:00 p.m.  on Settlement
                              Date
                            I         4:45 p.m.  on
                              Settlement Date
                           J-L        5:00 p.m.  on Settlement
                              Date

                         If a sale is to be settled more than
                              one Business Day after the trade date,
                              Settlement Procedures A, B, and C may,
                              if necessary, be completed at any time
                              prior to the specified times on the
                              first Business Day after the trade
                              date.  In connection with a sale which
                              is to be settled more than one
                              Business Day after the trade date, if
                              the initial interest rate for a
                              Floating Rate Note is not known at the
                              time that Settlement Procedure A is
                              completed, Settlement Procedures B and
                              C shall be completed as soon as such
                              rates have been determined, but no
                              later than 11:00 a.m.  and 2:00 p.m.,
                              New York City time, respectively, on
                              the Business Day before the Settlement
                              Date.  Settlement Procedure I is
                              subject to extension of Fedwire
                              closing deadlines and in the other
                              events specified in the SDFS operating
                              procedures in effect on the settlement
                              date.

                         If settlement of a Book-Entry Security
                              is rescheduled or canceled, the
                              Company will as soon as practicable
                              give the Issuing Agent notice to such
                              effect.  The Issuing Agent will
                              deliver to the Depositary, through the
                              Depositary's Participant Terminal
                              System, a cancellation message (the
                              form of which has been previously
                              furnished to the Issuing Agent by the
                              Depositary) to such effect by no later
                              than 2:00 p.m., New York City time, on
                              the Business Day immediately preceding
                              the scheduled Settlement Date
                              (provided the Issuing Agent received
                              such notice from the Company by noon
                              on the Business Day immediately
                              preceding the Settlement Date) and in
                              any case as soon as practicable.  A
                              copy of such message will be routed
                              through the facilities of the
                              Depositary to the Selling Agent and
                              Standard & Poor's Corporation.

     Failure to
       Settle:           If the Issuing Agent fails to enter in
                              timely fashion an SDFS deliver order
                              with respect to any portion of a
                              Book-Entry Security pursuant to
                              Settlement Procedure G, or if the
                              Selling Agent or the Purchasing Agent,
                              as the case may be, fails to enter in
                              timely fashion an SDFS deliver order
                              with respect to such Book-Entry
                              Security pursuant to Settlement
                              Procedure H, the Company may direct
                              the Issuing Agent to deliver to the
                              Depositary, through the Depositary's
                              Participant Terminal System, as soon
                              as practicable, a withdrawal message
                              (the form of which has been previously
                              furnished to the Issuing Agent by the
                              Depositary) instructing the Depositary
                              to debit such Book-Entry Security to
                              the participant account of the Issuing
                              Agent maintained at the Depositary.  A
                              copy of such message will be routed
                              through the facilities of the
                              Depositary to such Agent.  The
                              Depositary will process the withdrawal
                              message, provided that such
                              participant account contains
                              Book-Entry Securities having the same
                              Fixed Rate Terms or Floating Rate
                              Terms, as the case may be, having an
                              aggregate principal amount that is at
                              least equal to the principal amount to
                              be debited.  If withdrawal messages
                              are processed with respect to all the
                              Book-Entry Securities represented by a
                              particular Global Certificate, the
                              Issuing Agent will deliver the Global
                              Certificate to the Trustee, and the
                              Company will instruct the Trustee to
                              cancel immediately such Global
                              Certificate, make appropriate entries
                              in its records and, unless otherwise
                              instructed by the Company, destroy the
                              Global Certificate.  The CUSIP number
                              assigned to such Global Certificate
                              shall, in accordance with CUSIP
                              Service Bureau procedures, be retired
                              and not reassigned.  If withdrawal
                              messages are processed with respect to
                              only a portion of the Book-Entry
                              Securities represented by a particular
                              Global Certificate, the Issuing Agent
                              will exchange such Global Certificate
                              for two Global Certificates
                              authenticated by the Trustee, one of
                              which shall represent the Book-Entry
                              Securities for which withdrawal
                              messages are processed and shall, at
                              the direction of the Company, be
                              canceled by the Trustee and destroyed
                              immediately after issuance, and the
                              other of which shall represent the
                              other Book-Entry Securities previously
                              represented by the surrendered Global
                              Certificate and shall bear the CUSIP
                              number of the surrendered Global
                              Certificate.  If such failure shall
                              have occurred for any reason other
                              than default by the Agent in the
                              performance of its obligations under
                              the Distribution Agreement, the
                              Company will reimburse such Agent on
                              an equitable basis for its loss of the
                              use of funds during any period when
                              the funds were credited to the account
                              of the Company in connection with such
                              attempted settlement.

                         If the purchase price for any
                              Book-Entry Security is not timely paid
                              to the Participants with respect to
                              such-Security by the beneficial
                              purchaser thereof or by a person,
                              including an indirect participant in
                              the Depositary, acting on behalf of
                              such purchaser (other than the
                              Purchasing Agent, if any), such
                              Participants and, in turn, the Selling
                              Agent or the Purchasing Agent, as the
                              case may be, may enter SDFS deliver
                              orders through the Depositary's
                              Participant Terminal System reversing
                              the orders entered pursuant to
                              Settlement Procedures G and H, respec-
                              tively.  Immediately thereafter, the
                              Company may direct the Issuing Agent
                              to deliver the withdrawal message and
                              take the related actions described in
                              the preceding paragraph.  If such lack
                              of timely payment shall have occurred
                              for any reason other than default by
                              the Agent in the performance of its
                              obligations under the Distribution
                              Agreement, the Company will reimburse
                              such Agent on an equitable basis for
                              its loss of the use of funds during
                              any period when the funds were
                              credited to the account of the Company
                              in connection with such attempted
                              settlement.

                         Notwithstanding the foregoing, upon
                              any failure to settle with respect to
                              any portion of a Book-Entry Security,
                              the Depositary may take any actions in
                              accordance with its SDFS operating
                              procedures then in effect.  In the
                              event of a failure to settle with
                              respect to any portion of a Book-Entry
                              Security that was to have been
                              represented by a Global Certificate
                              also representing other Book-Entry
                              Securities, the Issuing Agent and, if
                              applicable, the Trustee will provide,
                              in accordance with Settlement
                              Procedures D and E, for the
                              authentication and issuance of a
                              Global Certificate representing the
                              remaining principal amount to have
                              been represented by such Global
                              Certificate and will make appropriate
                              entries in its records.

     Issuing Agent and
       Trustee Not to
       Risk Funds:       Nothing herein will be deemed to
                              require the Issuing Agent or the
                              Trustee to risk or expend its own
                              funds in connection with any payment
                              to the Company, the Agents, the
                              Depositary or any Securityholder, it
                              being understood by all parties that
                              payments made by the Issuing Agent or
                              the Trustee to any party will be made
                              only to the extent that funds are
                              provided to the Issuing Agent, or the
                              Trustee, as the case may be, for such
                              purpose.


     PART III:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED
                SECURITIES

     Currency:

               Each Note in certificated form shall be
     denominated in the currencies or currency units specified in the relevant Pricing Supplement. Notes denominated in other than U.S. dollars are herein referred to as "Multi-Currency
     Notes".

     Denominations:

               Notes denominated in other than U.S. dollars will be issuable in denominations as set forth in the relevant
     Pricing Supplement.

     Payments of Principal and Interest:

               For provisions relating to Notes denominated in a foreign currency or composite currency or currencies, see the applicable Supplement to the Prospectus.

     Communication of Sale Information
     to Company by Selling Agent:

               After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                      (1)     Principal amount of Securities to be
                                   purchased;

                      (2)     If a Fixed Rate Security, the interest
                                   rate;

                      (3)     Maturity Date;

                      (4)     Specified Currency and, if the
                                   Specified Currency is other than U.S.
                                   dollars:

                          (i) Applicable Exchange Rate for
                                   such Specified Currency, and
                         (ii) Authorized denominations;

                      (5)     Issue Price;

                      (6)     Selling Agent's commission or
                                   Purchasing Agent's discount, as the
                                   case may be;

                      (7)     Net proceeds to the Company;

                      (8)     Settlement Date;

                      (9)     If a redeemable Security, such of the
                                   following as are applicable:

                          (i) Redemption Date(s), and
                         (ii) Redemption Price applicable to
                                   each Redemption Date;

                      (10)    If a Security repayable at the option
                                   of the Holder, such of the following
                                   as are applicable:

                           (i)  Repayment Date(s), and
                          (ii)  Repayment Price applicable to
                              each
                                Repayment Date;

                      (11)    If a Floating Rate Security, such of
                                   the following as are applicable:

                          (i) Interest Rate Basis or Bases,
                         (ii) Index Maturity,
                          (iii)    Spread or Spread Multiplier,
                         (iv) Maximum Interest Rate,
                          (v) Minimum Interest Rate,
                         (vi) Initial Interest Rate,
                          (vii)    Interest Reset Dates,
                         (viii) Calculation Dates,
                         (ix) Interest Determination Dates,
                          (x) Interest Payment Dates,
                         (xi) Interest Payment Period,
                          (xii)    Interest Reset Period, and
                         (xiii)    Calculation Agent;

                      (12)If an Amortizing Security:
                       (i)  Initial Principal Repayment
                              Date,
                          (ii)  Amortization Schedule;

                      (13)If Interest Rate Reset option:
                       (i)  Optional Reset Date(s),
                          (ii)  Basis for interest rate reset;

                      (14)If Extension of Maturity option:
                       (i)  Extension Period(s),
                          (ii)  Final Maturity Date,
                         (iii)  Basis for Interest Rate during
                              Extension

                      (15)    Original Issue Discount provisions, if
                                   any;

                      (16)    Name, address and taxpayer
                                   identification number of the
                                   registered owner; and

                      (17)    Denomination of certificates to be
                                   delivered at settlement; and

                      (18)         Any other terms of the Security.
     Date of Settlement:

               All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date" or "Original Issue Date") which is the fifth business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

     Instruction from the Company to
     Issuing Agent for Preparation of Securities:

               After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transimission or other acceptable electronic or written means.

               The Company will instruct the Trustee by facsimile transmission or other acceptable electronic or written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instruction.

     Preparation and Delivery of Securities
     by Issuing Agent and Receipt of Payment Therefor:

               The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

               In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

               In the case of a sale of Securities to a Purchas-ing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery of payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

     Failure of Purchaser to Pay Selling Agent:

               If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security, the Selling Agent will promptly notify the Issuing Agent, the Trustee and the Company's Treasurer thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. If such failure shall have occurred for any reason other than default by the selling Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

               The Issuing Agent will deliver to the Trustee for cancellation the Security in respect of which the failure occurred, and instruct the Trustee to make appropriate entries in its records and, unless otherwise instructed by the Company, to destroy the Security.